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                                                                   EXHIBIT 10.51


                                 (DREYERS LOGO)


June 10, 2004

Bank of America, N.A., as Agent
231 S. LaSalle Street
Chicago, IL 60697
Attn: David L. Catherall

Re: Bank of America, N.A., as Agent for banks party to the $240,000,000 Credit Agreement ("Credit Agreement") dated as of July 25, 2000, as amended, between such banks, Dreyer's Grand Ice Cream, Inc. ("Company") and Dreyer's Grand Ice Cream Holdings, Inc., ("New Dreyer's")

Dear Mr. Catherall:

Pursuant to the terms of Section 2.05 (a) Voluntary Termination or Reduction of Commitments the Company and New Dreyer's hereby give a notice to terminate the Commitments effective as of the end of business on Wednesday, June 16, 2004.

Dreyer's Grand Ice Cream, Inc.
Dreyer's Grand Ice Cream Holdings, Inc.

/s/ William C. Collett

William C. Collett
Treasurer


                           510.652.8187 - 800.888.3442
                 5929 College Avenue, Oakland, California 94618
                                 www.dreyers.com